EXHIBIT 32(a.)

Certification by the Chief Executive Officer Pursuant to 18 U. S. C. Section 1350, as

Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, I, Peter R. Dolan, hereby certify that, to the best of my knowledge, Bristol-Myers Squibb Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 (the “Report”), as filed with the Securities and Exchange Commission on November 12, 2003, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Bristol-Myers Squibb Company.

/s/ Peter R. Dolan

Peter R. Dolan
Chairman of the Board and Chief Executive Officer

November 12, 2003

E-32-1